Exhibit 10.21.1

U.S. AGGREGATE ADVANCE LIMIT AMENDMENT

TO DEMAND PROMISSORY NOTE AND SECURITY AGREEMENT

Dealer: CARLOTZ, INC            CARLOTZ

Dealer#: 502105                     Date of Original Note: 01/15/2016

Contract Id #: 16812588                        Branch #:1171

IN ACCORDANCE with the Demand Promissory Note and Security Agreement ("Note") between Automotive Finance Corporation ("LENDER") and the undersigned Dealer, said Note incorporated herein by reference, and in consideration of credit and/or services given or to be given to the undersigned by LENDER under the Note, the undersigned and LENDER expressly agree as follows:

1)   The Aggregate Advance Limit under the Note shall be Twelve Million Dollars ($12,000,000).

2)   Dealer agrees to pay all additional charges, fees and expenses that are set forth in Section 9.3 of the Note which includes, but is not limited to, the document processing fee which is charged on each Advance. LENDER is not required, but may grant Dealer's request for additional services and/or terms. In the event LENDER grants Dealer's request, additional fees may apply as described in Section 9,3 of the Note in addition to all other applicable fees and charges.

3)   Dealer acknowledges and agrees that Interest and fees shall begin to accrue on the earliest of (regardless of the date the Advance is funded) the date an item of Purchase Money Inventory is purchased by Dealer, the date of the request of an Advance, or die date that an Obligation is incurred, and Interest shall be compounded daily. Dealer further acknowledges and agrees that it has no defenses or claims whatsoever, at law or in equity, against LENDER, or to the extent that such claims or defenses now exist or have existed prior to execution of this Amendment, whether known or unknown, Dealer hereby knowingly and irrevocably releases and waives any and all claims and defenses against LENDER as part of the consideration to LENDER for entering this Amendment. The waiver contained in this paragraph shall be deemed to be in addition to, rather than in lieu of, any waiver previously made by Dealer by the terms of the Note and Guaranty or any documents executed in connection or conjunction therewith.

4)   The Section of the Note entitled "Jurisdiction and Choice of Law" is hereby amended by adding the following sentence if such sentence is not currently in the Note: "DEALER AND LENDER AGREE THAT EACH MAY BRING CLAIMS AGAINST THE OTHER ONLY IN THE CLAIMANT'S INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING OR AS A NAMED OR UNNAMED MEMBER IN A CLASS, CONSOLIDATED, REPRESENTATIVE OR PRIVATE ATTORNEY GENERAL ACTION."

5)   The Section of the Note entitled "Arbitration" is hereby amended by adding the following sentence if such sentence is not currently in the Note: "ANY DISPUTE RESOLUTION PROCEEDINGS, WHETHER IN ARBITRATION OR COURT, WILL BE CONDUCTED ONLY ON AN INDIVIDUAL BASIS AND NOT IN A CLASS OR REPRESENTATIVE ACTION OR A NAMED OR UNNAMED MEMBER IN A CLASS, CONSOLIDATED, REPRESENTATIVE OR PRIVATE ATTORNEY GENERAL ACTION, UNLESS BOTH DEALER AND LENDER SPECIFICALLY AGREE TO DO SO IN WRITING FOLLOWING INITIATION OF THE ARBITRATION."

6)   The Unconditional Guarantor(s), hereinafter collectively referred to as "Guarantor", reaffirms the terms and obligations of Guarantor's Unconditional Guaranty with respect to the Note, including but not limited to the increase in the Aggregate Advance Lim it as set out above.

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